Exhibit 10.5

THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND/OR SUCH LAWS COVERING THIS INSTRUMENT OR THE COMPANY, UPON ITS REQUEST, RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS INSTRUMENT STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE LAWS.

THIS INSTRUMENT IS ALSO SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER AS PROVIDED IN THAT CERTAIN SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT DATED AS OF DECEMBER 29, 2010 AMONG THE COMPANY, THE PURCHASERS NAMED ON EXHIBIT A THERETO, AND PJC CAPITAL LLC, AS COLLATERAL AGENT, AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “PURCHASE AGREEMENT”).

12% Secured Subordinated Promissory Note

$[___________]	December 29, 2010

FOR VALUE RECEIVED, the undersigned, Aspen Aerogels, Inc., a Delaware corporation (“Aspen Aerogels”), hereby promises to pay to [            ], a [            ], or its registered permitted assigns, the principal sum of [            ] ($[            ]), together with interest accrued on the principal balance of this note (including interest compounded and added to such principal balance).

The principal balance of this note shall be due and payable in the manner and at the times provided in the Purchase Agreement (as defined below). Interest on the principal amount of this note from time to time outstanding shall accrue from and after the date hereof at the rate per annum specified in the Purchase Agreement (computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues). Accrued interest on this note shall be, as specified in the Purchase Agreement, either compounded by adding it to the principal balance of the note at the times provided in the Purchase Agreement or payable in the manner and at the times provided in the Purchase Agreement. In no event, however, shall interest exceed the maximum rate permitted by applicable law.

This note is one of the Notes referred to in that certain Subordinated Note and Warrant Purchase Agreement by and among the purchasers party thereto, Aspen Aerogels dated as of December 29, 2010 (as the same may be amended, supplemented, modified or restated from time to time, the “Purchase Agreement”). Capitalized terms used in this note are defined in the Purchase Agreement, unless otherwise expressly stated herein. This note is entitled to the benefits of the

Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference. Payment of this note is subject to the agreements, terms and conditions contained in any Intercreditor Agreement. This note may be prepaid, in whole or in part, in accordance with the terms and conditions set forth in the Purchase Agreement. This note is guaranteed and secured as provided in the Purchase Agreement and the Security Documents.

As provided in subsection 6.2 of the Purchase Agreement, (a) upon the occurrence of an Event of Default under subsection 6.1(G) or subsection 6.1(H) of the Purchase Agreement, this note, and all amounts payable hereunder in accordance with the terms of the Purchase Agreement, shall immediately become due and payable, without notice of any kind, and (b) upon the occurrence and during the continuance of any other Event of Default under the Purchase Agreement, all or any portion of this note and the amounts payable hereunder in accordance with the terms of the Purchase Agreement shall, at the option of the Majority Holders, immediately become due and payable upon written notice to the Company in accordance with the terms of the Purchase Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Each of the undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Purchase Agreement.

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This Secured Subordinated Promissory Note is executed as of the date first written above.

ASPEN AEROGELS, INC.

By:
Name:
Title:

[Signature Page to $[            ] Note]